UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 3, 2016

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

METALDYNE PERFORMANCE GROUP INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-36774	47-1420222
(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.

One Towne Square, Suite 550 Southfield, MI	48076
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(248)-727-1800

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 3, 2016, Metaldyne Performance Group Inc. (the "Company") announced its financial results for the quarter and nine months ended November 3, 2016. The Company’s press release is presented at Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 8.01. Other Events

On November 2, 2016, the Company’s Board of Directors declared a quarterly cash dividend of $0.0925 per share of common stock, payable on December 9, 2016 to stockholders of record on November 18, 2016.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1 Press release dated November 3, 2016, issued by Metaldyne Performance Group, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BY:	/s/ Thomas M. Dono, Jr.	Date: November 3, 2016
Thomas M. Dono, Jr.
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 3, 2016, issued by Metaldyne Performance Group, Inc.